Trade and other payables	11 Months Ended
Dec. 31, 2019
Trade and other payables [abstract]
Trade and other payables
Trade and other payables

	December 31, 2019	January 31, 2019
		(Adjusted*)
	£000	£000
Trade payables	3,389	4,422
Other taxes and social security	245	190
Accruals	4,353	3,963
Other creditors	33	158
	8,020	8,733

* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 16 'Leases'.’
Included within accruals at December 31, 2019, is £2.4 million (January 31, 2019: £1.9 million) of accruals relating to research and development expenditure. These amounts are determined based on the estimated costs to complete each study or activity, the estimation of the current stage of completion and the invoices received. See Note 17 'Trade and other receivables' for information regarding the sensitivity of this estimate.